SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 2003

FREEPORT-McMoRan COPPER & GOLD INC.

           Delaware

  1-9916

                      74-2480931

       (State or other

(Commission

        (IRS Employer

        jurisdiction of

  File Number)

         Identification

        incorporation or

         Number)

        organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 5. Other Events.

Freeport-McMoRan Copper & Gold Inc. issued a press release dated November 26, 2003, announcing that its mining affliliate, PT Freeport Indonesia, has completed recovery efforts related to the previously reported October 9, 2003, pit wall slippage at its Grasberg mining operations in Papua, Indonesia.  In addition, the press release announced that on November 22, 2003, there was an incident in an underground tunnel unrelated to the pit wall slippage (see exhibit 99).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: \s\ C. Donald Whitmire, Jr.

     ----------------------------------------

           C. Donald Whitmire, Jr.

      Vice President and Controller -

         Financial Reporting

         (authorized signatory and

        Principal Accounting Officer)

Date:  November 26, 2003

Freeport-McMoRan Copper & Gold Inc.

Exhibit Index

Exhibit

Number

99

    Press release dated November 26, 2003, titled “Freeport-McMoRan Copper & Gold Inc. Updates Activities at its Grasberg Mining Operations.”